UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or
15(d) of the

Securities Exchange Act of 1934.

Date of Report: October 5, 2007

(Date of earliest event reported)

Forgent Networks, Inc.

 (Exact name of registrant as specified in its charter)

TX	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wild Basin Rd		78746
(Address of principal executive offices)		(Zip Code)

512-437-2700

(Registrant’s telephone number, including area code)

Forgent Networks, Inc.

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                             Financial Statements and Exhibits.

As of October 5, 2007, Forgent Networks, Inc. (“Forgent”) (d/b/a Asure Software) completed the acquisition - of iSarla, Inc. a Delaware corporation doing business as “iEmployee” (“iEmployee”).  This amendment is filed by Forgent to provide certain required financial information pursuant to Item 9.01 of Form 8-K.

(a)                                  Financial statements of businesses acquired—Included herein are:

(1)                                  Exhibit 99.1 - Audited Financial Statements for iSarla, Inc. as of December 31, 2006 and for the year then ended and the accompanying report of independent auditors; and

(2)                                  Exhibit 99.2 - Unaudited Financial Statements for iSarla, Inc. as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

(b)                                 Pro forma financial information—Included herein as Exhibit 99.3 are the unaudited pro forma condensed combined statements of operations for the three months ended October 31, 2007 and the fiscal year ended July 31, 2007.

(d)                                 Exhibits.

Exhibit No.	Description
23.1	Consent of KNAV P.A.

99.1	Audited Financial Statements for iSarla, Inc. as of December 31, 2006 and for the year then ended and the accompanying report of independent auditors.

99.2	Unaudited Financial Statements for iSarla, Inc. as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

99.3

Forgent Networks, Inc. unaudited pro forma condensed combined statements of operations for the three month period ended October 31, 2007 and the fiscal year ended July 31, 2007 with respect to the acquisition of iSarla, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORGENT NETWORKS, INC.

Date: January 22, 2008	By:	/s/ Jay C. Peterson
Jay C. Peterson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KNAV P.A.

99.1	Audited Financial Statements for iSarla, Inc. as of December 31, 2006 and for the year then ended and the accompanying report of independent auditors.

99.2	Unaudited Financial Statements for iSarla, Inc. as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

99.3

Forgent Networks, Inc. unaudited pro forma condensed combined statements of operations for the three month period ended October 31, 2007 and the fiscal year ended July 31, 2007 with respect to the acquisition of iSarla, Inc.